Exhibit 99.1

We spread joy through science and technology. INVESTOR PRESENTATION December 2019

This investor presentation (“Investor Presentation”) is for informational purposes only and does not constitute an offer to s ell , solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Wealthbridge Acquisition Limited (“HHHH”) or Sicenjoy Inc. (“Scie njo y” or “Company”) or any of Scienjoy or HHHH’s affiliate securities (as such term is defined under the U.S. federal securities laws). The information contained herein does not purpo rt to be all - inclusive and is qualified in its entirety by the definitive merger agreement entered into October 28, 2019 filed by HHHH on a Current Report on Form 8 - K on November 1, 2019. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accur acy or completeness of any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have changed since the issuance of this document. Any data on past performance, modeling contained herein is not an indication as to future performance. HHHH and Sci enj oy assume no obligation to update the information in this Investor Presentation. Neither HHHH or Scienjoy accepts any liability whatsoever for any losses arising from the use of thi s Investor Presentation or reliance on the information contained herein. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. Th is Investor Presentation is being provided for use only by the intended recipient . No representation or warranty (whether expressed or implied) has been made by HHHH, Scienjoy or any of their respective affil iat es with respect to the matters set forth in this Investor Presentation, and the recipient disclaims any such representation or warranty. Only those particular representations and warr ant ies of HHHH, Scienjoy or any of their respective affiliates made in a definite written subscription agreement, if any, regarding the matters set forth in this Investor Presentation (whi ch will not contain any representation or warranty relating to this Investor Presentation or information contained in or omitted from this Investor Presentation) when and if executed, and subje ct to such limitations and restrictions as specified therein, shall have any legal effect. At any time upon the request of HHHH for any reason, recipient shall promptly deliver to HHHH or se curely destroy this Investor Presentation and any other documents furnished to recipient by or on behalf of HHHH or Scienjoy without keeping any copies, in whole or part, thereof. 02 Disclaimer

03 Disclaimer Forward - Looking Statements This Investor Presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the US Private Securities Litigation Reform Act of 1995 . Forward - looking statements can be identified by the use of words such as “forecast,” “intend,” “target,” “believe,” will,” “expect,” “estimate,” “plan,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Such forward - looking statements include statements about our beliefs and expectations and the estimated financial information and other projections contained herein . Examples of forward - looking statements include, among others, statements made in this Investor Presentation regarding the revenues, earnings, performance, strategies, prospects and other aspects of the business of Scienjoy, HHHH or the combined company after completion of the proposed transaction (“the Business Combination”) . Forward - looking statements are neither historical facts nor assurances of future performance . Instead, they are based only on management’s current beliefs, expectations and assumptions . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control . Actual results and outcomes may differ materially from those indicated in the forward - looking statements . Therefore, you should not rely on any of these forward - looking statements . Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward - looking statements include, among others, the following : (1) the occurrence of any event that could give rise to the termination of the merger agreement between HHHH and Scienjoy (the “Merger Agreement”) with respect to the Business Combination ; (2) the outcome of any legal proceedings that may be instituted against HHHH, the combined company, or others following the announcement of the Business Combination and the Merger Agreement ; (3) the inability to complete the Business Combination due to the failure to obtain approval of HHHH’s stockholders or to satisfy other conditions to closing in the Merger Agreement ; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations ; (5) the ability to meet NYSE American listing standards following the consummation of the Business Combination ; (6) the risk that the Business Combination disrupts current plans and operations of Scienjoy as a result of the announcement and consummation of the Business Combination ; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners, obtain adequate supply of raw materials and retain its management and key employees ; (8) costs related to the Business Combination ; (9) changes in applicable laws or regulations ; (10) the possibility that Scienjoy or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors ; (11) Scienjoy estimates of expenses ; (12) the impact of foreign currency exchange rates and interest rates fluctuations on the results of Scienjoy or the combined company ; and (13) other risks and uncertainties indicated in this Investor Presentation under “Risks Related to Projections and Pro Forma Presentation,” the proxy statement of HHHH (the “Proxy Statement”) to be filed by HHHH with the Securities and Exchange Commission (the “SEC”) in connection with the Business Combination, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the SEC by HHHH . You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made . HHHH and Scienjoy undertake no obligation to publicly update any forward - looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law . Participants in Solicitation Wealthbridge, Scienjoy, Sellers, and their respective directors, executive officers and employees and other persons may be de eme d to be participants in the solicitation of proxies from the holders of Wealthbridge ordinary shares in respect of the proposed transaction. Information about Wealthbridge’s directors and executive officers and their ownership of Wealthbridge’s ordinary shares is set forth in Wealthbridge’s Annual Report on Form 10 - K for the year ended December 31, 2018 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation has been included in th e p roxy statement pertaining to the proposed transaction as filed with the SEC on December 6th. These documents can be obtained free of charge from the sources indicated above. Industry and Market Data In this Investor Presentation, Scienjoy relies on and refers to information and statistics in the sectors in which it intends to compete . Scienjoy obtained this information and statistics from third - party sources believed to be reliable, including reports by market research firms . Scienjoy has supplemented this information where necessary with its own internal estimates, taking into account publicly available information about other industry participants and its management’s best view as to information that is not publicly available . Neither Scienjoy nor HHHH has independently verified the accuracy or completeness of any such third - party information . Additional Information and Where to Find it In connection with the transaction described herein, HHHH has filed or will file relevant materials with the Securities and E xch ange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, HHHH will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote a t t he special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF HHHH ARE URGED TO READ THESE MATERIALS (INCLUDING AND AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRA NSA CTION THAT HHHH WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HHHH, SCIENJOY AND THE TRANSACTION. The preliminary proxy statement, the defini tiv e proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by HHHH with the SEC, may be obtained free of charge at the SEC’s website ( www.sec.gov ).

Content Company Overview Growth Strategy Financial Highlights Appendix Transaction Summary

Pro Forma Valuation Pre-Money Pro Forma 2019E Net Income Multiple 9.5x 12.4x 2020E Net Income Multiple 7.0x 9.1x Pro Forma Valuation Illustrative share price (per share) 10.15$ Shares outstanding 24,374,525$ Total Equity Value 247,401,425$ Pro Forma Net Debt (64,549,813)$ Pro Forma Enterprise Value 182,851,613$ Transaction Summary • Wealthbridge Acquisition Limited (“ Wealthbridge ” or “ HHHH ”) to acquire 100 % stake of Scienjoy Inc . (“ Scienjoy ”) to create a publicly traded, leading life entertainment mobile streaming platform in China ; • Scienjoy stockholders will roll 100 % of their equity holdings into the transaction ; • Scienjoy stockholders will receive 9 million shares as equity consideration upon achieving certain milestones as below : • 3 , 000 , 000 shares if 2019 net income > $ 20 . 9 M or share price > $ 15 . 00 • 3 , 000 , 000 shares if 2020 net income > $ 28 . 3 M or share price > $ 20 . 00 • 3 , 000 , 000 shares if 2021 net income > $ 35 . 0 M or share price > $ 25 . 00 • $ 247 million in pro forma total equity value, implying 12 . 4 x 2019 E net income, and 9 . 1 x 2020 E net income ; • Scienjoy stockholders will own 67 % of the combined company at close of the merger 1 Notes: 1. Assuming no redemption from trust; including HHHH public shareholders’ shares underlying the rights, and the ordina ry shares from private placement; excluding public warrants and private placement warrants, both ex er cisable at $11.50 per share; 2. Including Scienjoy’s existing $8.8M in net cash and expected $56.0M net cash proceeds from the raise; 3. excluding underwriter UPO and M&A fee in sh ares; excluding private placement warrants ex er cisable at $11.50 per share; 4. including sponsor shares, shares underlying rights and HHHH public shareholders’ shares underlying rights; 2 1 Pro Forma Ownership At Close 3 4

Company Overview

We Provide Online Entertainment Services Through Live Streaming Who Are We?

$$ $$ Current Business Model 0 8 Value added business model (Future) Advertising (Future) $$ $$ Users Broadcasters $$ Events Community Gaming Live Streaming $$ Mobile Live Streaming

200 USD (2) Leading live streaming platform with growth potential in the niche market of live streaming. ARPPU (1) • Quarterly ARPPU in Q4 2018 1.72% Paying Ratio • Quarterly paying ratio in Q2 2019 14,732,240 QAU (3) • Avg. Quarterly Active Users in 2018 184,983,388 (4) # of Total Users 12,492 Quarterly Active Broadcasters $131,100,000 (5) Projected Revenue in 2019 1) ARPPU refers to Average Revenue Per Paying User 2) Exchange rate for CNY:USD as at 31st Dec 2018 was 6.8755 3) QAU refers to quarterly active user 4) Accumulated registered users 5) Exchange rate for CNY:USD as at 30th Jun 2019 (6.8650) for forecasting Note: • As of J un 2019 a total users have been registered • Avg. Quarterly Active broadcasters in 2018 Scienjoy by Numbers 09

Milestones

We have launched 3 show-centric products since our establishment in 2011 and have become the leading player among the live show platforms.

SCIENJOY

Showself Live

Lehai TV

Haixiu TV

2011

October

Scienjoy established

2012

August

Launched new product "Showself", entered entertainment social media era

2013

June

Completed series A financing

2014

January

Began to develop a new platform "Showself Live"

June

- Officially launched "Showself Live"
- Completed series B financing

2015

July

Launched "Lehai Live"

2016

April

Launched "Haixiu Live"

Q4 2016

Reached Avg. MAU 10 million

2017

March

Reached agreement with Tongfang Investment Fund Series SPC

December

Completed transaction with Tongfang Investment Fund Series SPC

2018

Q2 2018

Monthly active broadcasters reaches 10,000

10

China Has A Large Live Streaming Market Source: (1) Deloitte; China Internet Network Information Center (CNNIC); Frost & Sullivan, Insight & Info Consulting; (2) Bloomberg as of September 25, 2019; Company public announcements * Note: Exchange rates for CNY:USD for 2016, 2018 and 2022 are 6.9430, 6.8755 and 7.2090, respectively. Public companies in the Live Streaming Market Mkt Cap (2) • IPO: $81.9 MN • Listed on NASDAQ in 2012 $4.8 Billion Growth Opportunities in the Live Streaming Market $13.6 Billion Revenue*: 500 Million Users: $6.2 Billion Revenue*: 396 Million Users: $2.0 Billion Revenue*: 294 Million Users: 2022 F 2018 2016 2005 Started Live Streaming China has now become the largest live streaming market in terms of total registered user number and revenue (1). 11 Mkt Cap (2) • IPO: $180 MN • Listed on NYSE in 201 8 $5.8 Billion Mkt Cap (2) • IPO: $859 MN • Listed on NASDAQ in 2019 $2.9 Billion Live Streaming Industry landscape Others Interactive Show Centric Gaming Live Streaming Industry Pan - entertainment

ARPPU – average revenue paying per user Live Streaming Industry Quarterly ARPPU, Q4 2018 (1) 12 Source: (1) Company Annual Reports and Tianfeng Securities Co ; China Merchants Securities; (2) Analysys; Note: (1) ARPPU refers to Average Revenue Per Paying User; Exchange rate for CNY:USD as at 31st Dec 2018 was 6.8755 QAU Within Interactive Show Sector Avg. Quarterly Active Users Within Show Sector, 2018 (2) C ompany D Company E 3.7 Million 2.5 Million 14.7 Million Scienjoy 200 USD 112 USD 46 USD 35 USD (Nasdaq listed ) (NYSE listed ) C ompany A (Nasdaq listed ) C ompany C C ompany B

User Loyalty and Commitment

Sample Paying User Profiles:



Dreamer, 31
Medium-sized fund director

Average spending:
RMB 1~1.5 million / year

Daily spending outside the busy season: RMB 50~60k / day



Cowboy in a jet, 27
Founder of a trading company

Average spending:
RMB 0.5~1 million / year

Single top-up in an event: RMB 0.5 million



Infinite Storm, 29
Branding director

Average spending:
RMB 200k / year

User Testimonials

“Stress from fast-paced job often drowns me, I need to unwind from time to time to maintain excellence. From July to September, outside the busy season, I just indulge myself on Showself, where I can have fun and relax. This gets me ready to face the upcoming challenges.”

“It was not easy going out of my last break-up, thanks to cheers from friends and broadcasters in the community, home is where your family is.”

13

Monetize Psychological Needs 14 (1) Source: American Psychological Association, International Journal of Human - Computer Studies Human beings have a strong innate drive to satisfy their basic psychological needs for: We provide users with the possibility to live versatile virtual lives to satisfy basic psychological needs in our virtual community. Capitalize on Satisfying Basic Psychological Needs (1) Competence Relatedness Security Popularity - influence

Gamified Product Design Methodology Multi - product Strategy Key Innovation Areas Visionary and Creative Team with Tech Expertise Core Business Strategy 1 5

Gamified Product Design Methodology 16 Embedding Game Thinking Into Mobile Live - streaming Platform Stable Track Record Average % of users making a purchase after playing in - app games (trophies won after playing games) Data Mining • Monitoring and evaluating user activities Reward System • For users & broadcasters Emotional Attachment • Join online community • Gamified virtual life 2018 Q3 2018 Q4 2019 Q1 2019 Q2 84% 87% 86% 86%

17 Showself Live Since 2014 Multi - product Strategy Vibrant Ecosystem of Products Haixiu L ive Since 2016 Lehai L ive Since 2015 Users and Broadcasters Attract More Users and Improve User Retention Internal Cooperation Different Operating Methods

Key Innovation Areas 18 Innovation is part of our DNA. Current Applications Optimizing User Experience Strong Tech Genes Frontier Research Team Rich IP Accumulation Continue to I nnovate in Big Data, AI, AR/VR AI, AR/VR: Add - on functions in live streaming (e.g. face changing, AR effects) Big data : Customized content recommendation s / effects We use Cocos2Dx daily and Cocos2Dx designed games throughout our live streaming platform Cocos2Dx Ready for the 5G era empowered by our R&D Engine Patents/IPs Current Achievements and Honors: 12 Patents 134 Software IP we registered 28 Award Certificates 2 National awards

Victor He Co - Founder & CEO Co - Founder & COO Co - Founder & EVP Bo Wan Wesley Lu Creative Team with Strong Tech Expertise Three founders have strong tech experience and deep industry understanding, while sharing a similar vision. • 19 years of IT & Internet industry experience , worked in UTStarcom , Teradata , Tyco • MBA, University of New Brunswick ; • Bachelor of computer science , Beijing University of Posts and Telecommunication s • Decades of IT industry experience, data storage solution s , data digging and analysis expert • Worked in China Unicom and Teradata • MBA; Bachelor of computer science , Beijing University of Posts and Telecommunication s • 16 years of IT industry experience, IT and mobile internet technology expert • Worked in Lucent , HP • Master of computer science , Beijing University of Posts and Telecommunication s 19

Growth Strategy

We Spread Joy Through Next Generation Interaction s

01. Our Path Towards “Real + Virtual” Second Life

1 Our Path Towards “Real + Virtual” Second Life

Smart Society

Messaging



2G

Internet Access



3G

2G & 3G eras:
Computer terminals (e.g. keyboard, mouse)

Smart Phones



4G

4G era:
Smartphones

Smart Communication



5G

5G era:
VR and human-computer interaction

Live Streaming 2.0:
With VR and AI becoming the next-gen cutting-edge technology, which is unlocking the immersive “Real + Virtual” second life.

22

“Real + Virtual” Second Life 23 VR - the N ext G eneration I nteraction Live Streaming 2.0: Exciting Social Experiences Combining Real and Virtual Worlds Enhanced User Experience • Avatars in various scenes • New interactions in VR world • Live in a vibrant and immersive virtual community

What’s Next 24 Mergers and Acquisitions Enter Overseas Markets Continue to Expand 2 3 4

Enormous Market Opportunities 25 Global Live Streaming Industry Revenues (1) Unit: Billion USD 2018 2022F 2019E 2020F 2021F 8.25 11.93 14.65 17.99 22.09 Source: (1) Frost and Sullivan; (2) Newzoo The global live streaming industry is expected to grow at a CAGR of 22.8% from 2018 to 2022, reaching $22.09 billion by 2022. Global Games Industry Revenues (2) By 2022, the global games market will grow to $196.0 billion with a CAGR (2018 - 2022) of 9.0%. Driven by improving infrastructure and increased appetite for games and esports. Unit: Billion USD 2018 2022F 2019E 2020F 2021F 138.7 152.1 164.6 178.2 196.0

02. Enter Overseas Markets

Replicate existing business model overseas where new industry landscape is forming.



Middle East
(within ~1 year)

- **164 Million** internet users in 2018
- E-commerce market size reached **$8 Billion** in 2017 and is expected to reach **$29 Billion** in 2022

Latin America (incl. Mexico)
(beyond 2 years)

- **438 Million** internet users
- **119 Million** internet users in Brazil alone in 2018
- **74 Million** internet users in Mexico alone in 2018

South East Asia
(within ~1 year)

- **350 Million** internet users* in 2018.
- E-commerce market reached **$72 Billion in** 2018, and it is expected to reach **$240 Billion** in 2025.

Source: Bain & Company, Google and TEMASEK, Statista
* Note: Total user number for Indonesia, Maylasia, Philipine, Singapore, Thailand and Vietnam

26

03. Expect to Expand O ur Business Model Advertising Value - added Services For businesses, goods and services Customized services for broadcasters and premium users In - live - streaming overlay ads Special promotion live events Brands selection – Impulse brands Banner, slide images and auto recommendations Community E - commerce network 26 27

04. Tap Into The Next Phase of E normous Industry Potential Through M&A 2 8 M & A To support the execution of each element of our growth strategy “Real + Virtual” Second Life Overseas Expansion Business Model Extension 1 2 3 Revenue Growth

Financial H ighlights

Revenue and net profit are both projected to grow. • The second half of 2018 saw a flat revenues as a result of a commission payout policy adjustment with broadcasters. • After the successful restructuring , revenue resumed growth in 2019. Financial Highlights 30 Revenue and Net Profit 717,129 836,604 743,018 900,000 1,200,000 76,798 160,504 107,854 140,000 190,000 2017 2016 2018 Net Profit Revenue Unit: Thousands of RMB 2019E 2020E

Financial Highlights 31 Unit: RMB ARPPU Paying Ratio 881 1,064 1,293 899 1,017 1,183 1,062 1,086 1,135 1,372 Q3 Q2 Q4 1,135 1,238 2018 Q1 994 2019 H1 2017 + 21% + 13% + 2% + 21% + 22% + 16% 1.49% 1.24% Q2 Q4 2018 1.10% 1.50% 1.26 % Q1 2017 1.02% 1.72% 2019 H1 1.09% 1.01% Q3 1.28% 0.94% 1.00% 1.08% + 17% + 8% + 47% + 17% + 15% + 59% +1 4 % YoY Growth: Avg. +19% YoY Growth*: +23% YoY Growth: Avg. +37% YoY Growth*: Note: *) YoY growth from 2018 H1 to 2019 H1

Comparable Companies Analysis 32 FY 2019E Price/Earnings Source: CapIQ , Factset , Company Reports as of 12/09/2019 12.4x 66.8x 17.8x 9.4x NM 9.1x 30.9x 12.6x 21.6x 20.4x FY 2020E Price/Earnings Average: 31.3x Discount to comps’ average: 60% Average: 21.4x Discount to comps’ average: 57%

Appendix

ScienJoy Amounts in thousands of RMB and US$ * , except share and per share data or otherwise stated (US - GAAP) For the years ended December 31 For the year ended Dec 31 For the six months ended Jun 30 2016 2017 2018 2018 2019 RMB RMB US$ RMB US$ RMB RMB US$ (Unaudited) (Unaudited) (Unaudited) Net revenues 717,129 836,604 128,584 743,018 108,068 371,341 404,478 58,919 Cost of revenues - 597,315 - 654,332 - 100,569 - 594,084 - 86,406 - 289,333 - 328,790 - 47,894 Gross profit 119,814 182,272 28,015 148,934 21,662 82,008 75,688 11,025 Sales and marketing expenses - 11,497 - 3,240 - 498 - 5,005 - 728 - 3,155 - 1,525 - 222 General and administrative expenses - 20,078 - 10,869 - 1,671 - 16,265 - 2,366 - 9,025 - 3,401 - 495 Research and development expenses - 9,631 - 10,610 - 1,631 - 10,957 - 1,594 - 5,134 - 8,353 - 1,217 Provision for doubtful accounts - 3,114 508 78 - 6,826 - 993 - 6,051 - 808 - 118 Income from operations 75,494 158,061 24,293 109,881 15,981 58,643 61,601 8,973 Interest income 515 1,686 259 1,444 210 1,158 295 44 Other income/(loss), net - 194 3,235 498 31 5 - - 3 58 - 50 Foreign exchange gain/(loss), net 5 - 21 - 3 11 2 - 6 - 3 - 1 Profit before income taxes 75,820 162,961 25,047 111,367 16,198 59,795 61,5 35 8,96 6 Income tax benefits/(expenses) - 3,862 - 6 , 217 - 956 - 4 , 627 - 673 - 2,704 - 2 , 748 - 400 Net Profit 7 1 , 958 1 56 , 74 4 24, 091 10 6 , 740 15, 525 5 7,091 5 8 , 787 8, 566 Note: *) Historical exchange rate for CNY:USD as at 31 st Dec for 2017 & 2018 are 6.5063 and 6.8755, respectively; exchange rate as at 30 th Jun 2019: 6.8650. Income Statement 3 4

ScienJoy Amounts in thousands of RMB and US$ * , except share and per share data or otherwise stated (US - GAAP) For the year s ended December 31 For the year ended Dec 31 For the six months ended Jun 30 2016 2017 2018 2019 RMB RMB US$ RMB US$ RMB US$ (Unaudited) (Unaudited) ASSETS Current assets Cash and cash equivalents 26,507 129,447 19,896 65,294 9,497 93,617 13,637 Accounts receivable, net 366,831 243,500 37,425 221,377 32,198 128,053 18,653 Prepaid expenses and other current assets 9,778 5,686 874 30,130 4,382 10,789 1,572 Loan receivables - related parties - 58,465 8,986 31,500 4,582 - - Amounts due from related parties - 200 31 - - 250 36 Total current assets 403,116 437,298 67,212 348,301 50,659 232,709 33,898 Non - current assets Property and equipment, net 2,231 1,583 243 951 138 695 101 Intangible assets, net 168 211 32 206 30 202 29 Deferred tax assets 174 370 57 283 41 404 59 Long term deposits and other assets 1,265 2,570 395 2,504 364 2,551 372 Total non - current assets 3,838 4,734 727 3,944 573 3 , 852 561 TOTAL ASSETS 406,954 442,032 67,939 352,245 51,232 23 6 , 561 34, 459 Note: *) Historical exchange rate for CNY:USD as at 31 st Dec for 2017 & 2018 are 6.5063 and 6.8755, respectively; exchange rate as at 30 th Jun 2019: 6.8650. Balance Sheet 3 5

Amounts in thousands of RMB and US$ * , except share and per share data or otherwise stated (US - GAAP) For the years ended December 31 For the year ended Dec 31 For the six months ended Jun 30 2016 2017 2018 2019 RMB RMB US$ RMB US$ RMB US$ (Unaudited) (Unaudited) LIABILITIES AND EQUITY Current liabilities Accounts payable 197,631 63,455 9,752 81,699 11,884 29,784 4,339 Accrued salary and employee benefits 2,425 3,808 585 4,124 600 2,679 390 Accrued expenses and other current liabilities 599 493 76 331 48 1,897 276 Income tax payable 3,314 6,977 1,072 8,016 1,166 5 , 866 854 Loan payables - third parties 8,000 - - - - 33,000 4,807 Loan payables - related parties - - - 32,050 4,661 - - Amounts due to related parties 29,376 26,097 4,011 130,687 19,006 39,687 5,781 Deferred revenue 41,253 56,315 8,655 38,402 5,585 40,253 5,864 Total current liabilities 282,598 157,145 24,151 295,309 42,950 15 3 , 166 22 ,311 TOTAL LIABILITIES 282,598 157,145 24,151 295,309 42,950 15 3 , 166 22, 311 Commitments and contingencies Equity US$0.0001 par value; 500,000,000 shares authorized, 100,000 shares issued and outstanding as of December 31, 2018 and June30, 2019* 69 10 69 10 Share subscription receivables - 69 - 10 - 69 - 10 Additional paid - in capital 39,806 43,593 6,700 41,992 6,108 9,664 1,408 Statutory reserves 5,235 8,665 1,333 10,323 1,501 10,714 1,561 Retained earnings 79,315 232,629 35,755 4,621 673 63,017 9,179 Total equity 124,356 284,887 43,788 56,936 8,282 83,395 12,148 TOTAL LIABILITIES AND EQUITY 406,954 442,032 67,939 352,245 51,232 23 6 , 5 6 1 34, 459 Note: *) Historical exchange rate for CNY:USD as at 31 st Dec for 2017 & 2018 are 6.5063 and 6.8755, respectively; exchange rate as at 30 th Jun 2019: 6.8650. Balance Sheet (Continued) 3 6

Cash Flow Statement

SCIENJOY

Amounts in thousands of RMB and US$*, except share and per share data or otherwise stated (US-GAAP)	For the years ended December 31			For the year ended Dec 31		For the six months ended Jun 30		
	2016	2017		2018		2018	2019	
	RMB	RMB	US$	RMB	US$	RMB	RMB	US$
						(Unaudited)	(Unaudited)	(Unaudited)
Cash flows from operating activities								
Net income	71,958	156,744	24,091	106,740	15,525	57,091	58,787	8,566
Adjustments to reconcile net income to net cash (used in) provided by operating activities								
Depreciation of property and equipment	967	1,276	196	1,167	170	602	406	59
Amortization of intangible assets	4	19	3	24	3	12	13	2
Provision for doubtful accounts	3,114	-508	-78	6,826	993	6,051	808	120
Loss from disposal of property and equipment	-	1	-	-	-	-	1	-
Deferred tax (benefits) expenses	269	-196	-30	87	13	-147	-1,336	-195
Changes in operating assets and liabilities								
Accounts receivable	-282,212	123,839	19,034	15,297	2,225	-44,653	92,536	13,479
Prepaid expense and other current assets	-8,121	4,092	629	-24,445	-3,556	-30,634	19,322	2,811
Long term deposits and other assets	-927	-1,305	-201	66	10	-210	-47	-7
Accounts payable	150,615	-134,176	-20,622	18,243	2,651	6,345	-51,916	-7,564
Deferred revenue	36,070	15,062	2,315	-17,913	-2,605	1,491	1,851	270
Accrued salary and employee benefits	1,438	1,383	213	316	46	1,123	-1,445	-210
Accrued expenses and other current liabilities	437	-106	-16	-161	-23	-232	1,566	228
Income tax payable	3314	3,663	563	1039	151	273	-935	-135
Net cash provided by (used in) operating activities	-23,074	169,788	26,097	107,286	15,603	-2,888	119,611	17,424
Cash flows from investing activities								
Purchases of property and equipment and intangible assets	-1,663	-691	-106	-553	-80	-490	-160	-23
Net cash used in investing activities	-1,663	-691	-106	-553	-80	-490	-160	-23
Cash flows from financing activities								
Dividends paid to shareholders				-228,500	-33,234	-86,000	-91,000	-13,256
Capital distribution due to reorganization	16,943	3,787	582	-10,000	-1,454		-32,328	-4,709
Capital contribution due to reorganization				8,399	1,223	4,706		
Proceeds from borrowings				-	-	-	33,000	4,807
Payments to related parties	-	-69,944	-10,751	-	-	-14,085	-800	-117
Proceeds from by related parties	21,895	-	-	59,215	8,612	-	-	-
Net cash used in financing activities	38,838	-66,157	-10,169	-170,886	-24,853	-95,379	-91,128	-13,275
Net increase in cash and cash equivalents	14,101	102,940	15,822	-64,153	-9,330	-98,757	28,323	4,126
Cash and cash equivalents at beginning of the period	12,406	26,507	4,074	129,447	18,827	129,447	65,294	9,511
Cash and cash equivalents at end of the period	26,507	129,447	19,896	65,294	9,497	30,690	93,617	13,637

37

Note: *) Historical exchange rate for CNY:USD as at 31st Dec for 2017 & 2018 are 6.5063 and 6.8755, respectively; exchange rate as at 30th Jun 2019: 6.8650.

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